Exhibit 10.6

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (“Amendment”), dated as of June 26, 2007, between COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809 and TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, jointly and severally (collectively, “Borrower”), and KENNEDY FUNDING, INC. (“Agent”), a New Jersey corporation having an address at Two University Plaza, Suite 402, Hackensack, New Jersey 07601, as agent for certain lenders identified on Schedule D of the Original Loan Agreement (as hereinafter defined), in each case having an address care of Kennedy Funding, Inc., Two University Plaza, Suite 402, Hackensack, New Jersey 07601 (the aforesaid Agent and lenders are hereinafter collectively referred to as “Lender”). Borrower and Lender may hereinafter be referred to at times individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of April 20, 2007 (“Original Security Agreement”), and Borrower is a party to that certain (i) Assignment of Leases and Rents (“Original Assignment of Leases and Rents”), and (ii) Assignment of Licenses, Contracts, Plans, Specifications, Surveys, Drawings and Reports (“Original Assignment of Licenses”), each dated as of April 20, 2007 (collectively, the “Original Loan Agreements”); and

WHEREAS, Borrower and Lender wish to amend the Original Loan Agreements as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Original Loan Agreements, the Parties, intending to be legally bound, agree as follows:

1. From and after the effective date of this Amendment, the following text is hereby added as a new Section 10(s) of the Original Security Agreement.

“(s) an Event of Default (beyond any applicable grace periods) under that certain Loan and Security Agreement dated as of June 26, 2007, between Costa Blanca I Real Estate, LLC, a Florida limited liability company and Lender,as Agent and/or any other document or agreement given or delivered to Lender in connection therewith, including without limitation that certain Promissory Note in the original principal amount of Four Million Four Hundred Fifty Thousand ($4,450,000) Dollars of even date therewith.”

2. From and after the effective date of this Amendment, the following text is hereby added as (i) a new Section 28 of the Original Security Agreement, (ii) a new Section 21 to the Original Assignment of Licenses, and (iii) a new Section 12 to the Original Assignment of Leases and Rents.

“Cross Collateralization. Borrower understands and agrees that the Loan is and will be cross-collateralized with that certain loan dated as of June 26, 2007 in the amount of Four Million Four Hundred Fifty Thousand ($4,450,000) Dollars by and between Costa Blanca I Real Estate, LLC, a Florida limited liability company (“Costa I”) and Lender, as Agent (the “Costa I Loan”). It is understood and agreed that a default (beyond any applicable periods) under the terms and conditions of (i) that certain Loan and Security Agreement dated as of June 26, 2007, between Costa Blanca I Real Estate, LLC and Lender, as Agent (“Costa I Loan Agreement”), and/or (ii) any other document or agreement given or delivered to Lender in connection therewith, including without limitation that certain (a) Promissory Note in the original principal amount of Four Million Four Hundred Fifty Thousand ($4,450,000) Dollars dated as of June 26, 2007, and (b) and that certain Mortgage and Security Agreement filed in the County of Polk, State of Florida which was given as security for the repayment of said Promissory Note (the “Costa I Loan Documents”) will also constitute a default under the terms and conditions of the Loan and will entitle Lender to all rights and remedies available to Lender under the Costa I Loan Documents. It is further understood and agreed that in the event Borrower defaults (beyond any applicable grace periods) under the terms and conditions of the Loan or any of the Loan Documents executed or delivered in connection with the Loan, Lender shall have the right to declare the Costa I Loan in default and accelerate same and avail itself of any rights and remedies thereunder. Borrower shall execute any and all documents necessary to effectuate such cross-collateralization.”

3. From and after the effective date of this Amendment, Section 13 of the Original Security Agreement is deleted in its entirety and replaced with the following text.

“13. Lender’s Right to Assign. Lender shall have the right to sell, assign, participate, transfer or dispose of all or any part of its interest in the Loan without the consent or approval of Borrower or Guarantor.

4. From and after the effective date of this Amendment, Section 20(d) of the Original Security Agreement is deleted in its entirety and replaced with the following text.

“(d) The parties hereto agree that, notwithstanding anything contained herein to the contrary, there shall be required the consent of the Agent, Borrower and Lenders holding Fifty Percent (50%) of the outstanding balance or commitment to lend under the Loan to do any of the following:

(1)  Amend of modify the terms of the Note, this Agreement, the Mortgage and the other Loan Documents or execute any waiver of any material event of default under this Agreement or the other Loan Documents.

(2) Consent to or permit any substitution, withdrawal or release of any collateral, any Guarantor or any other security securing the payment of the Loan except in accordance with the terms of the Note, this Agreement and the Loan Documents.”

5. From and after the effective date of this Amendment, Section 24 of the Original Security Agreement is deleted in its entirety and replaced with the following text.

“(a)  With the prior written consent of Borrower, which consent shall not be unreasonably withheld, conditioned or delayed, Lender shall have the right to issue news releases, and publicize and/or advertise the fact that it has provided financing with respect to the project and/or the Mortgaged Property and in connection therewith Lender shall have the right to photograph and use pictures of the Mortgaged Property in any such advertisements, brochures, print, media and other copy.

(b) With the prior written consent of Borrower, which consent shall not be unreasonably withheld, conditioned or delayed, Borrower, at Lender’s cost and expense, shall erect a suitable sign or signs at the Mortgaged Property (“Sign”) in a location which is clearly visible to the public and otherwise reasonably acceptable to Lender. The Sign shall be prepared by Lender and may contain, among other things, that financing for the Mortgaged Property is being provided by Lender and otherwise publicize Lender’s role in the financing. Lender shall coordinate the placement and maintenance of such signs on the Mortgaged Property with Borrower.”

6. From and after the effective date of this Amendment, the following text is hereby added as a new Section 29 of the Original Security Agreement.

“Each Borrower acknowledge and agree that the Note may only be prepaid in whole if either (1) all amounts due and owning to Lender pursuant to the Costa I Loan Documents are paid in full and no obligations to Lender are outstanding thereunder, or (2) the Project is fully completed, as determined by Lender in its sole discretion, or (3) the Borrower deposits with Lender, in cash, an amount equal to the greater of (i) the amount of the Holdback, and (ii) the amount necessary to complete the Project, as determined by Lender in its reasonable discretion (“Cash Collateral”).

Notwithstanding the foregoing, in the event the Borrower deposit the Cash Collateral with Lender, regardless of whether the Note is prepaid in whole, and no Event of Default hereunder or under any other Loan Documents or any of the Costa I Loan Documents shall have occurred beyond any applicable grace periods, Lender shall, at the sole cost and expense of the Borrower, release its lien on that portion of the Mortgaged Property owned by TDS Amenities, Inc. which is not the TDS Property (“TDS Remainder Parcel”); provided, however, that in addition to the Cash Collateral, the Borrower shall provide to Lender, (a) written evidence, satisfactory to Lender in its reasonable discretion, that the completion of the Project, the resort water complex (including a wave pool, flowrider surfing pool, water slides, spas and a four-story children’s water park) and the 16,000 square foot pool-side sports bar (collectively, “Amenities”), each of which shall be located on or adjacent to the Mortgaged Property, shall be partially financed in an amount of no less than $5,800,000 (i.e. $2,900,000 and the Cash Collateral) by an institutional lender, (b) documentation evidencing that the swimming pool on the TDS Remainder Parcel will be constructed, to Lender’s reasonable satisfaction, in accordance with the plans and specifications provided to Lender by Borrower and the contract submitted to Lender from Weller Pools, (c) written evidence that the owners of all or any portion of the remainder of the Mortgaged Property shall have access to, and the ability to use, the swimming pool constructed on the TDS Remainder Parcel and the other Amenities pursuant to easements established by Borrower and reasonably acceptable to Lender, (d) written evidence that Lender shall have continued access into and across the TDS Remainder Parcel pursuant to easements established by Borrower and reasonably acceptable to Lender to complete the Project, if necessary, (e) such other documents as may be required by Lender in its reasonable discretion, and (f) written evidence that the construction contract submitted to Lender from Weller Pools to complete the Project is still in full force and effect.

The Cash Collateral shall be held by Lender as additional security for (1) the repayment of the Loan and the Costa I Loan, (2) the repayment of all obligations owed to Lender pursuant to the Loan Documents and the Costa I Loan Documents, and (3) the completion of the Project, and shall be disbursed to Borrowers or Costa I, as applicable, in accordance with the terms and conditions of this Section 29 and Section 2(e) of this Agreement and Sections 2(e) and 2(j) of the Costa I Loan Agreement, as applicable.

In the event the Cash Collateral is deposited with Lender, the Borrower and Lender each acknowledge and agree that Lender shall not be required to make any further Advances of the Holdback to the Borrower in connection with the Project. However, notwithstanding the foregoing, the Borrower shall be permitted future Advances of the Holdback to reimburse Borrower for construction costs incurred by Borrower in connection with the construction of certain infrastructure on the Mortgaged Property, as such construction is approved by Lender in its reasonable discretion; provided, however, that any future Advance of the Holdback in connection with the completion of infrastructure on the Mortgaged Property shall be disbursed to Borrower in accordance with the terms and conditions of this Section 29 and Section 2(e) of this Agreement.

Notwithstanding the foregoing or anything contained herein to the contrary, upon an Event of Default, Lender may, in its sole discretion, apply all or any portion of the Cash Collateral to any outstanding payment, sum or obligation of Borrower under the Loan Documents or the Costa I Loan Documents, including without limitation, the completion of the Project.”

7. From and after the effective date of this Amendment, the following text is hereby added as a new Section 4(a)(11) of the Original Security Agreement.

“(11) any and all deposits (whether held in escrow or not) given to the Borrowers in connection with those certain Purchase Agreements for townhouses and condominiums on the Mortgaged Property.”

8. From and after the effective date of this Amendment, Section 23(d) of the Original Security Agreement is deleted in its entirety.

9. From and after the effective date of this Amendment, the following text is hereby added after the word “Mortgaged Property” in Section 2(d) of the Original Assignment of Licenses.

“or in connection with the purchase and sale of any townhouses or condominiums to be constructed on the Mortgaged Property,”

10. Integration of Amendment and Original Loan Agreements.  From and after the effective date of this Amendment, each Original Loan Agreement and this Amendment shall be read as one agreement.  Except as set forth in this Amendment, all other terms and conditions of the Original Loan Agreements are not being modified or amended, and shall remain in full force and effect.

11. Counterparts. This Amendment may be executed in any number of counterparts, and each when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Loan and Security Agreement and other Loan Documents as of the day and year first above written.

WITNESS: _______________________________ Print Name:	LENDER: KENNEDY FUNDING, INC., as Agent By:_________________________________ Name: Title:
WITNESS: /s/ Jason Williams Name: Jason Williams
BORROWER:

COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd., a Florida limited partnership, its manager

By: TDS Management, LLC, a Florida limited liability company, its general partner

By: /s/ Malcolm J. Wright
Name: Malcolm J. Wright
Title: Manager

WITNESS: /s/ Jason Williams Name: Jason Williams
BORROWER:

COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd., a Florida limited partnership, its manager

By: TDS Management, LLC, a Florida limited liability company, its general partner

By: /s/ Malcolm J. Wright
Name: Malcolm J. Wright
Title: Manager

WITNESS: /s/ Jason Williams Name: Jason Williams
BORROWER:

TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company

By: Tierra del Sol Resort (Phase 1), Ltd., a Florida limited partnership, its manager

By: TDS Management, LLC, a Florida limited liability company, its general partner

By: /s/ Malcolm J. Wright
Name: Malcolm J. Wright
Title: Manager

WITNESS: /s/ Jason Williams Name: Jason Williams
BORROWER:

TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd., a Florida limited partnership, its manager

By: TDS Management, LLC, a Florida limited liability company, its general partner

By: /s/ Malcolm J. Wright
Name: Malcolm J. Wright
Title: Manager

STATE OF NEW JERSEY	)
) ss.:
COUNTY OF BERGEN	)

I certify that on June ___, 2007, ____________ personally came before me and this person acknowledged under oath, to my satisfaction, that he:

(a) executed the attached Loan and Security Agreement; and

(b) was authorized to and did execute the attached Loan and Security Agreement on behalf of and as _______________ of Kennedy Funding, Inc., the entity named in this instrument, by virtue of authority granted by its bylaws and board of directors.

NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a) made the attached instrument; and

(b) was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, the Manager of COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

/s/ J. K. Hudson NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)
I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, the Manager of COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

/s/ J. K. Hudson NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)
I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a) made the attached instrument; and

(b) was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 1), LTD., a Florida limited partnership, the Manager of TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

/s/ J. K. Hudson NOTARY PUBLIC